UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 12, 2023

Perpetua Resources Corp.

(Exact name of registrant as specified in its charter)

British Columbia (State or other jurisdiction of incorporation)	001-39918 (Commission File Number)	98-1040943 (I.R.S. Employer Identification No.)

405 S. 8th Street, Ste. 201 Boise, Idaho (Address of principal executive offices)		83702 (Zip Code)

Registrant’s telephone number, including area code: (208) 901-3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	PPTA	Nasdaq Capital Market

Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

Perpetua Resources Corp. (the “Company”), in connection with the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, is refiling as Exhibit 99.1 hereto its consolidated financial statements that were previously included in its Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”) and the related report of the Company’s independent registered public accounting firm.

The financial statements filed as Exhibit 99.1 hereto are identical to those included in the Form 10-K other than an update to Note 1 to the consolidated financial statements to disclose that, due to circumstances arising after the filing of the Form 10-K on March 16, 2023, there was substantial doubt about the Company’s ability to continue as a going concern. The report of the Company’s independent registered public accounting firm included in Exhibit 99.1 hereto also includes a paragraph noting management’s conclusion regarding substantial doubt about the Company’s ability to continue as a going concern. Other than as described in the preceding sentences, Exhibit 99.1 does not revise, modify, update or otherwise affect the Form 10-K, including the consolidated financial statements. See “—Liquidity and Capital Resources” in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2023 for more information.

This Form 8-K is being filed only for the purposes described above, and all other information in the Form 10-K remains unchanged. In order to preserve the nature and character of the disclosures set forth in the Form 10-K, the items included in Exhibit 99.1 of this Form 8-K have been updated solely for the matters described above. No attempt has been made in this Form 8-K to reflect events or occurrences after the date of the filing of the Form 10-K on March 16, 2023, and it should not be read to modify or update other disclosures as presented in the Form 10-K. As a result, this Form 8-K should be read in conjunction with the Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the Form 10-K. References in the attached exhibits to the Form 10-K or parts thereof refer to the Form 10-K for the year ended December 31, 2022, filed on March 16, 2023.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.
99.1	Revised Part II, Item 8. “Financial Statements and Supplementary Data” of Perpetua Resources Corp.’s Annual Report on Form 10-K for the year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERPETUA RESOURCES CORP.

Dated: May 12, 2023	By:	/s/ Jessica Largent
Jessica Largent
Chief Financial Officer

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